Exhibit 99.1

Radian Announces $100 Million Share Repurchase Authorization; Company to Webcast Fourth Quarter Conference Call on January 28, 2016

PHILADELPHIA--(BUSINESS WIRE)--January 15, 2016--Radian Group Inc. (NYSE:RDN) announced today that its Board of Directors has authorized a share repurchase program that enables the company to spend up to $100 million to repurchase its common stock. The shares may be purchased in the open market or in privately negotiated transactions.

“The Board of Directors and management team strongly believe that Radian’s financial strength and flexibility, business fundamentals, growth prospects and long-term strategy are not reflected by the company’s current stock price,” said Radian’s Chief Executive Officer S.A. Ibrahim. “The share repurchase program demonstrates our confidence in the strength of our businesses and our commitment to optimizing stockholder returns.”

Ibrahim added, “The long-term outlook for our company and businesses remains strong, as we continue to grow our mortgage insurance in force with high-quality business, and further expand the scope of services we offer through our fee-based businesses. We are pleased that Radian’s strong balance sheet and financial flexibility, including the recent use of a surplus note to satisfy the PMIERs, has positioned us to return value more quickly to stockholders, while at the same time continuing to support our customers, invest in our franchise and drive long-term growth.”

The authorization provides Radian the flexibility to repurchase shares opportunistically from time to time, based on market and business conditions, stock price and other factors. The authorization is effective immediately and expires on December 31, 2016. Radian may utilize a Rule 10b5-1 plan, which would permit the company to purchase shares, at pre-determined price targets, when it may otherwise be precluded from doing so.

Shares of Radian Group are currently trading below the company’s September 30, 2015 book value per share of $11.77. Based on the closing price on January 14, 2016, the $100 million share repurchase program represents approximately 8.7 million shares of Radian's common stock, or 4.2 percent of shares outstanding as of September 30, 2015.

HIGHLIGHTS OF RECENT CAPITAL ACTIONS

As previously announced, Radian completed a series of actions in 2015 to strengthen its capital position, including reducing its overall cost of capital, improving the maturity profile of its debt, and complying with the Private Mortgage Insurer Eligibility Requirements (PMIERs):

Creating Capital Certainty

In order to comply with PMIERs and maximize the company’s financial flexibility, Radian took the following actions:

  In December, Radian Group transferred $325 million of cash and marketable securities to Radian Guaranty in exchange for a surplus note and contributed $50 million to an exclusive affiliated reinsurer of Radian Guaranty. Radian Guaranty is not expected to require any additional capital contributions in order to remain compliant. Based on positive trends reflected in its capital projections, Radian Guaranty expects to seek to redeem a portion and possibly all of the note in 2016. This transaction provides greater certainty regarding the timing and conditions of capital return to Radian Group, which further supports both the share repurchase program and other capital restructuring possibilities.
  In April, Radian Guaranty successfully completed the sale of Radian Asset Assurance Inc., Radian’s financial guaranty insurance subsidiary, to Assured Guaranty Corp., a subsidiary of Assured Guaranty Ltd. for approximately $810 million.

Simplifying Capital Structure

In order to simplify the company’s capital structure, reduce its overall cost of capital and improve the maturity profile of its debt, Radian entered into a series of transactions in June 2015:

  Issued $350 million aggregate principal amount of Senior Notes due 2020 and received net proceeds of $344 million
  Purchased $389 million principal amount of its Convertible Senior Notes due 2017, for 28.4 million in common shares and $127 million in cash
  Terminated a portion of the company’s capped call for consideration to the company of 2.3 million in common shares and $12 million in cash
  Completed an Accelerated Share Repurchase program (ASR) under which a total of 11.0 million shares were repurchased in the second and third quarters of 2015 using $202 million from the proceeds of the Senior Notes due 2020.

FOURTH QUARTER CONFERENCE CALL

Radian today announced that it will hold a conference call on Thursday, January 28, 2016, at 10:00 a.m. Eastern time to discuss the company’s fourth quarter and year-end 2015 results, which will be announced prior to the market open on the same day.

The conference call will be broadcast live over the Internet at http://www.radian.biz/page?name=Webcasts or at www.radian.biz. The call may also be accessed by dialing 800.288.8961 inside the U.S., or 612.332.0226 for international callers, using passcode 383877 or by referencing Radian.

A replay of the webcast will be available on the Radian website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two and a half hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800.475.6701 inside the U.S., or 320.365.3844 for international callers, passcode 383877.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which is expected to be referred to during the conference call, will be available on Radian's website under Investors >Quarterly Results, or by clicking on http://www.radian.biz/page?name=QuarterlyResults.

ABOUT RADIAN

Radian Group Inc. (NYSE: RDN), headquartered in Philadelphia, provides private mortgage insurance, risk management products and real estate services to financial institutions. Radian offers products and services through two business segments:

  Mortgage Insurance, through its principal mortgage insurance subsidiary Radian Guaranty Inc. This private mortgage insurance protects lenders from default-related losses, facilitates the sale of low-downpayment mortgages in the secondary market and enables homebuyers to purchase homes more quickly with downpayments less than 20%.
  Mortgage and Real Estate Services, through its principal services subsidiary Clayton, as well as Green River Capital, Red Bell Real Estate and ValuAmerica. These solutions include information and services that financial institutions, investors and government entities use to evaluate, acquire, securitize, service and monitor loans and asset-backed securities.

Additional information may be found at www.radian.biz.

FORWARD-LOOKING STATEMENTS

All statements in this press release that address events, developments or results that we expect or anticipate may occur in the future are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act and the U.S. Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as "anticipate," "may," "will," "could," "should," "would," "expect," "intend," "plan," "goal," "contemplate," "believe," "estimate," "predict," "project," "potential," "continue," "seek," "strategy," "future," "likely" or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, projections regarding our future performance and financial condition, are made on the basis of management's current views and assumptions with respect to future events. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking statement. These statements speak only as of the date they were made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We operate in a changing environment. New risks emerge from time to time and it is not possible for us to predict all risks that may affect us. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include, without limitation:

  changes in general economic and market conditions;
  factors that may affect the Company's ability and willingness to repurchase shares under the proposed repurchase program and the possibility that the program may be suspended or terminated;
  our ability to successfully execute and implement our business plans and strategies; and
  our ability to maintain sufficient holding company liquidity to meet our short-term and long-term liquidity needs, including actions and activities related to our capital plans.

For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2014, and subsequent reports and registration statements filed from time to time with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which we issued this presentation. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason.

CONTACT:
Radian Group Inc.
Emily Riley, 215-231-1035
emily.riley@radian.biz